Redfin Corporation and Subsidiaries
Segment Financial Information
(in thousands, unaudited)

	Three Months Ended
	March 31, 2022
	Real estate services	Properties	Rentals	Mortgage	Other	Corporate Overhead and Intercompany Eliminations	Total
Revenue	$177,487	$379,753	$38,044	$2,917	$4,368	$(5,223)	$597,346
Cost of revenue	153,784	358,866	7,193	5,517	4,671	(5,223)	524,808
Gross profit	23,703	20,887	30,851	(2,600)	(303)	—	72,538
Operating expenses
Technology and development	26,739	4,119	14,282	2,347	1,036	1,117	49,640
Marketing	30,844	1,153	11,042	28	53	222	43,342
General and administrative	22,992	2,825	24,192	1,524	712	6,721	58,966
Restructuring and reorganization(5)	—	—	—	—	—	5,710	5,710
Total operating expenses	80,575	8,097	49,516	3,899	1,801	13,770	157,658
Income (loss) from operations	(56,872)	12,790	(18,665)	(6,499)	(2,104)	(13,770)	(85,120)
Interest income, interest expense, income tax expense, and other expense, net	—	(1,624)	469	1	1	(4,533)	(5,686)
Net (loss) income	$(56,872)	$11,166	$(18,196)	$(6,498)	$(2,103)	$(18,303)	$(90,806)

	Three Months Ended
	March 31, 2022
	Real estate services	Properties	Rentals	Mortgage	Other	Corporate Overhead and Intercompany Eliminations	Total
Net (loss) income	$(56,872)	$11,166	$(18,196)	$(6,498)	$(2,103)	$(18,303)	$(90,806)
Interest income(1)	—	(25)	—	(318)	(1)	(194)	(538)
Interest expense(2)	—	1,649	—	277	—	2,212	4,138
Income tax expense	—	—	(203)	—	—	337	134
Depreciation and amortization	4,018	537	9,356	302	255	345	14,813
Stock-based compensation(3)	10,140	1,537	2,240	601	369	1,901	16,788
Acquisition-related costs(4)	—	—	—	—	—	917	917
Restructuring and reorganization(5)	—	—	—	—	—	5,710	5,710
Adjusted EBITDA	$(42,714)	$14,864	$(6,803)	$(5,636)	$(1,480)	$(7,075)	$(48,844)

(1) Interest income includes $0.3 million of interest income related to originated mortgage loans for the three months ended March 31, 2022.
(2) Interest expense includes $0.3 million of interest expense related to our warehouse credit facilities for the three months ended March 31, 2022.
(3) Stock-based compensation consists of expenses related to stock options, restricted stock units, and our employee stock purchase program.
(4) Acquisition-related costs consist of fees for external advisory, legal, and other professional services incurred in connection with our acquisition of other companies.
(5) Restructuring and reorganization expenses primarily consist of personnel-related costs associated with employee terminations, furloughs, or retention for our mortgage and rentals segments due to the restructuring and reorganization activities from our acquisitions of Bay Equity and RentPath, respectively.

	Three Months Ended
	December 31, 2021
	Real estate services	Properties	Rentals	Mortgage	Other	Corporate Overhead and Intercompany Eliminations	Total
Revenue	$224,732	$377,065	$38,923	$3,996	$3,347	$(5,006)	$643,057
Cost of revenue	149,529	373,105	6,774	6,690	3,941	(5,006)	535,033
Gross profit	75,203	3,960	32,149	(2,694)	(594)	—	108,024
Operating expenses
Technology and development	20,727	3,724	13,876	2,582	990	1,995	43,894
Marketing	11,923	466	9,450	149	104	305	22,397
General and administrative	23,842	2,828	25,530	2,620	823	11,319	66,962
Total operating expenses	56,492	7,018	48,856	5,351	1,917	13,619	133,253
Income (loss) from operations	18,711	(3,058)	(16,707)	(8,045)	(2,511)	(13,619)	(25,229)
Interest income, interest expense, income tax expense, and other expense, net	—	(1,723)	2,777	1	1	(2,829)	(1,773)
Net income (loss)	$18,711	$(4,781)	$(13,930)	$(8,044)	$(2,510)	$(16,448)	$(27,002)

	Three Months Ended
	December 31, 2021
	Real estate services	Properties	Rentals	Mortgage	Other	Corporate Overhead and Intercompany Eliminations	Total
Net income (loss)	$18,711	$(4,781)	$(13,930)	$(8,044)	$(2,510)	$(16,448)	$(27,002)
Interest income(1)	—	(2)	—	(424)	(1)	(159)	(586)
Interest expense(2)	—	1,725	—	431	—	2,214	4,370
Income tax expense	—	—	(2,177)	—	—	1,433	(744)
Depreciation and amortization	3,583	554	9,307	387	247	525	14,603
Stock-based compensation(3)	8,963	1,492	994	820	348	2,669	15,286
Adjusted EBITDA	$31,257	$(1,012)	$(5,806)	$(6,830)	$(1,916)	$(9,766)	$5,927

(1) Interest income includes $0.4 million of interest income related to originated mortgage loans for the three months ended December 31, 2021.
(2) Interest expense includes $0.4 million of interest expense related to our warehouse credit facilities for the three months ended December 31, 2021.
(3) Stock-based compensation consists of expenses related to stock options, restricted stock units, and our employee stock purchase program.

	Three Months Ended
	September 30, 2021
	Real estate services	Properties	Rentals	Mortgage	Other	Corporate Overhead and Intercompany Eliminations	Total
Revenue	$257,795	$238,417	$40,406	$5,013	$3,193	$(4,750)	$540,074
Cost of revenue	161,449	238,397	7,395	6,705	3,576	(4,750)	412,772
Gross profit	96,346	20	33,011	(1,692)	(383)	—	127,302
Operating expenses
Technology and development	20,732	3,602	13,849	2,910	586	1,979	43,658
Marketing	33,894	645	14,113	149	42	300	49,143
General and administrative	18,383	2,258	23,264	2,334	533	7,623	54,395
Total operating expenses	73,009	6,505	51,226	5,393	1,161	9,902	147,196
Income (loss) from operations	23,337	(6,485)	(18,215)	(7,085)	(1,544)	(9,902)	(19,894)
Interest income, interest expense, income tax expense, and other expense, net	(56)	(1,456)	311	1	1	2,144	945
Net income (loss)	$23,281	$(7,941)	$(17,904)	$(7,084)	$(1,543)	$(7,758)	$(18,949)

	Three Months Ended
	September 30, 2021
	Real estate services	Properties	Rentals	Mortgage	Other	Corporate Overhead and Intercompany Eliminations	Total
Net income (loss)	$23,281	$(7,941)	$(17,904)	$(7,084)	$(1,543)	$(7,758)	$(18,949)
Interest income(1)	—	(1)	—	(402)	(1)	(176)	(580)
Interest expense(2)	—	1,456	—	399	—	2,216	4,071
Income tax expense	—	—	(311)	—	—	—	(311)
Depreciation and amortization	3,470	530	9,189	427	181	488	14,285
Stock-based compensation(3)	8,138	1,312	143	721	167	2,629	13,110
Acquisition-related costs(4)	—	—	—	—	—	202	202
Adjusted EBITDA	$34,889	$(4,644)	$(8,883)	$(5,939)	$(1,196)	$(2,399)	$11,828

(1) Interest income includes $0.4 million of interest income related to originated mortgage loans for the three months ended September 30, 2021.
(2) Interest expense includes $0.4 million of interest expense related to our warehouse credit facilities for the three months ended September 30, 2021.
(3) Stock-based compensation consists of expenses related to stock options, restricted stock units, and our employee stock purchase program.
(4) Acquisition-related costs consist of fees for external advisory, legal, and other professional services incurred in connection with our acquisition of other companies.

	Three Months Ended
	June 30, 2021
	Real estate services	Properties	Rentals	Mortgage	Other	Corporate Overhead and Intercompany Eliminations	Total
Revenue	$252,199	$172,445	$42,548	$5,099	$3,422	$(4,398)	$471,315
Cost of revenue	164,125	167,420	7,570	6,832	3,630	(4,398)	345,179
Gross profit	88,074	5,025	34,978	(1,733)	(208)	—	126,136
Operating expenses
Technology and development	20,010	3,080	13,568	2,536	479	1,815	41,488
Marketing	41,746	572	12,607	130	30	313	55,398
General and administrative	18,498	2,078	23,116	1,927	416	13,532	59,567
Total operating expenses	80,254	5,730	49,291	4,593	925	15,660	156,453
Income (loss) from operations	7,820	(705)	(14,313)	(6,326)	(1,133)	(15,660)	(30,317)
Interest income, interest expense, income tax expense, and other expense, net	(3)	(662)	212	1	1	2,890	2,439
Net income (loss)	$7,817	$(1,367)	$(14,101)	$(6,325)	$(1,132)	$(12,770)	$(27,878)

	Three Months Ended
	June 30, 2021
	Real estate services	Properties	Rentals	Mortgage	Other	Corporate Overhead and Intercompany Eliminations	Total
Net income (loss)	$7,817	$(1,367)	$(14,101)	$(6,325)	$(1,132)	$(12,770)	$(27,878)
Interest income(1)	—	(2)	—	(414)	(1)	(131)	(548)
Interest expense(2)	—	664	—	407	—	2,149	3,220
Income tax expense	—	—	(212)	—	—	(4,840)	(5,052)
Depreciation and amortization	3,180	412	9,110	313	167	495	13,677
Stock-based compensation(3)	9,042	1,239	113	770	191	2,388	13,743
Acquisition-related costs(4)	—	—	—	—	—	5,616	5,616
Adjusted EBITDA	$20,039	$946	$(5,090)	$(5,249)	$(775)	$(7,093)	$2,778

(1) Interest income includes $0.4 million of interest income related to originated mortgage loans for the three months ended June 30, 2021.
(2) Interest expense includes $0.4 million of interest expense related to our warehouse credit facilities for the three months ended June 30, 2021.
(3) Stock-based compensation consists of expenses related to stock options, restricted stock units, and our employee stock purchase program.
(4) Acquisition-related costs consist of fees for external advisory, legal, and other professional services incurred in connection with our acquisition of other companies.

	Three Months Ended
	March 31, 2021
	Real estate services	Properties	Rentals	Mortgage	Other	Corporate Overhead and Intercompany Eliminations	Total
Revenue	$168,609	$92,726	$—	$5,711	$3,646	$(2,373)	$268,319
Cost of revenue	128,216	91,130	—	5,869	3,119	(2,373)	225,961
Gross profit	40,393	1,596	—	(158)	527	—	42,358
Operating expenses
Technology and development	20,119	2,830	199	2,367	473	1,690	27,678
Marketing	11,182	207	5	134	34	240	11,802
General and administrative	23,932	2,429	33	1,426	517	9,054	37,391
Total operating expenses	55,233	5,466	237	3,927	1,024	10,984	76,871
Loss from operations	(14,840)	(3,870)	(237)	(4,085)	(497)	(10,984)	(34,513)
Interest income, interest expense, income tax expense, and other expense, net	(28)	(420)	—	1	1	(825)	(1,271)
Net loss	$(14,868)	$(4,290)	$(237)	$(4,084)	$(496)	$(11,809)	$(35,784)

	Three Months Ended
	March 31, 2021
	Real estate services	Properties	Rentals	Mortgage	Other	Corporate Overhead and Intercompany Eliminations	Total
Net loss	$(14,868)	$(4,290)	$(237)	$(4,084)	$(496)	$(11,809)	$(35,784)
Interest income(1)	—	(5)	—	(357)	(1)	(152)	(515)
Interest expense(2)	—	425	—	429	—	913	1,767
Income tax expense	—	—	—	—	—	—	—
Depreciation and amortization	3,049	391	1	279	167	454	4,341
Stock-based compensation(3)	8,518	1,135	61	674	150	2,045	12,583
Acquisition-related costs(4)	—	—	—	—	—	2,107	2,107
Adjusted EBITDA	$(3,301)	$(2,344)	$(175)	$(3,059)	$(180)	$(6,442)	$(15,501)

(1) Interest income includes $0.4 million of interest income related to originated mortgage loans for the three months ended March 31, 2021.
(2) Interest expense includes $0.4 million of interest expense related to our warehouse credit facilities for the three months ended March 31, 2021.
(3) Stock-based compensation consists of expenses related to stock options, restricted stock units, and our employee stock purchase program.
(4) Acquisition-related costs consist of fees for external advisory, legal, and other professional services incurred in connection with our acquisition of other companies.